Exhibit 99.1

Citizens Media: Peter Lucht — 781.655.2289

Citizens Investor Relations: Kristin Silberberg — 203.900.6854

Investors Media: Dorian Hansen — 973.924.5100

Citizens Financial Group and Investors Bancorp Receive Regulatory Approval for Citizens Acquisition of Investors

Customers will continue to be served through their respective Citizens and Investors branches, websites and mobile applications after close and until systems are converted

PROVIDENCE, RI and SHORT HILLS, NJ (March 24, 2022) Citizens Financial Group, Inc. (NYSE: CFG) (“Citizens”) and Investors Bancorp, Inc. (NASDAQ: ISBC) (“Investors”) today announced receipt of regulatory approval from the Board of Governors of the Federal Reserve System and the Office of the Comptroller of the Currency to complete the previously announced acquisition of Investors.

The acquisition is anticipated to close by mid-April 2022, pending satisfaction of customary closing conditions. After closing, over the course of 2022, Citizens will provide Investors’ customers with comprehensive information relating to the anticipated conversion of their accounts to Citizens, targeted to be completed in the first quarter of 2023. Until conversion, customers will continue to be served through their respective Citizens and Investors branches, websites and mobile applications.

“We are pleased to have received regulatory approval to complete the acquisition of Investors, which closely follows the acquisition of HSBC’s East Coast branches. The addition of these two businesses strengthens our franchise across the Northeast, significantly adding to our growth potential,” said Bruce Van Saun, Chairman and Chief Executive Officer of Citizens. “We have been carefully planning for a successful integration to ensure that we continue to provide excellent customer service while making a strong entrance into the New York City metro and New Jersey regions.”

“We are excited about the planned merger with Citizens. Our customers, colleagues, communities and stockholders will benefit from Citizens’ scale, capabilities and commitment to excellence,” said Kevin Cummings, Chairman and Chief Executive Officer of Investors.

Key members of Investors’ management team are expected to join Citizens, ensuring business and client continuity. Upon closing of the transaction, Mr. Cummings and Michele N. Siekerka, who currently serve on the board of directors of Investors, are expected to join Citizens’ board of directors. Domenick Cama, Investors’ President and Chief Operating Officer, will join Citizens as the New York City and New Jersey Market President and Co-Head of Integration.

About Citizens Financial Group, Inc.

Citizens Financial Group, Inc. is one of the nation’s oldest and largest financial institutions, with $188.4 billion in assets as of December 31, 2021. Headquartered in Providence, Rhode Island, Citizens offers a broad range of retail and commercial banking products and services to individuals, small businesses, middle-market companies, large corporations and institutions. Citizens helps its customers reach their potential by listening to them and by understanding their needs in order to offer tailored advice, ideas and solutions. In Consumer Banking, Citizens provides an integrated experience that includes mobile and online banking, a 24/7 customer contact center and the convenience of nearly 3,000 ATMs and more than 1,000 branches in 14 states and the District of Columbia. Consumer Banking products and services include a full range of banking, lending, savings, wealth management and small business offerings. In Commercial Banking, Citizens offers a broad complement of financial products and solutions, including lending and leasing, deposit and treasury management services, foreign exchange, interest rate and commodity risk management solutions, as well as loan syndication, corporate finance, merger and acquisition, and debt and equity capital markets capabilities. More information is available at www.citizensbank.com or visit us on Twitter, LinkedIn or Facebook.

About Investors Bancorp, Inc.

Investors Bancorp, Inc. is the holding company for Investors Bank with assets of approximately $28 billion as of December 31, 2021 and operated from its corporate headquarters in Short Hills, New Jersey and 154 branches located throughout New Jersey, New York and Pennsylvania.

Cautionary Statement About Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of Citizens and Investors. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Citizens’ and Investors’ current expectations and assumptions regarding Citizens’ and Investors’ businesses, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect Citizens’ and/or Investors’ future financial results and performance and could cause the actual results, performance or achievements of Citizens and/or Investors to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed transaction may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where Citizens and Investors do business, (2) disruption to the parties’ businesses as a result of the announcement and pendency of the proposed transaction and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Citizens and Investors, (4) the risk that the integration of Citizens’ and Investors’ operations will be materially delayed or will be more costly or difficult than expected or that Citizens and Investors are otherwise unable to successfully integrate their businesses, (5) the outcome of any legal proceedings that may be instituted against Citizens and/or Investors, (6) reputational risk and potential adverse reactions of Citizens’ and/or Investors’ customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed transaction, (7) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (8) delays in closing the proposed merger, (9) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (10) the dilution caused by Citizens’ issuance of additional shares of its capital stock in connection with the proposed transaction, (11) general competitive, economic, political and market conditions, (12) other factors that may affect future results of Investors and/or Citizens including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, (13) the impact of the ongoing global COVID-19 pandemic on Citizens’ and/or Investors’ businesses, the ability to complete the proposed transaction and/or any of the other foregoing risks, and (14) our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals, including through the integration of the HSBC branches.

Except to the extent required by applicable law or regulation, each of Citizens and Investors disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included in this communication to reflect future events or developments. Further information regarding Citizens, Investors and factors which could affect the forward-looking statements contained herein can be found in Citizens’ and Investors’ Annual Reports on Form 10-K for the fiscal year ended December 31, 2021 filed with the Securities and Exchange Commission (“SEC”), and their other filings with the SEC.